                                                                  EXHIBIT 10.11

                   FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                              BUSINESS LOAN AGREEMENT

This First Amendment to Third Amended and Restated Business Loan Agreement ("Amendment") is made of February 14, 2001 by and between Bank of America, N.A. ("Bank") and TRM Corporation ("Borrower").

                                    RECITALS

A. Borrower and Bank are parties to that Third Amended and Restated Business Loan Agreement dated as of July 21, 2000 (the "Agreement").

B. Borrower was not in compliance with its covenants contained in SECTIONS 8.3, 8.4 and 8.5 of the Agreement as of June 30, 2000, September 30, 2000, and December 31, 2001.

C. Borrower has requested that the Bank waive the foregoing noncompliances.

D. Bank has agreed to waive such noncompliances upon the condition that the amendments to the Agreement and the other terms set forth below are agreed to Borrower has agreed to such amendments and terms.

THEREFORE, the parties agree as follows:

                                A G R E E M E N T

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Agreement.

2. WAIVER. Bank hereby waives the existing noncompliances referred to in Recital B above.

3. RELEASE OF BANK. Borrower hereby releases Bank and it's officers, agents, successors and assigns from all claims of every nature known or unknown arising out of or related to the Agreement or line of credit provided for therein which now exists, or but for the passage of time, could be asserted, as of the date Borrower signs this Amendment.

4. AMENDMENT TO SECTION 1.1(a). SECTION 1.1(a) of the Agreement is amended to read as follows:

                  "(a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Commitment") is equal to the amount indicated for each period specified below:


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



         --------------------------------------------------------------------- ---------------------------
          PERIOD                                                                        AMOUNT
         --------------------------------------------------------------------- ---------------------------
          From the date hereof through January 30, 2001                                 $29,500,000
         --------------------------------------------------------------------- ---------------------------
          From February 1, 2001 through February 28, 2001                               $29,300,000
         --------------------------------------------------------------------- ---------------------------
          From March 1, 2001 through March 31, 2001                                     $28,725,000
         --------------------------------------------------------------------- ---------------------------
          From April 1, 2001 through April 30, 2001                                     $25,375,000
         --------------------------------------------------------------------- ---------------------------
          From May 1, 2001 through May 31, 2001                                         $24,640,000
         --------------------------------------------------------------------- ---------------------------
          From June 1, 2001 through June 30, 2001                                       $23,965,000
         --------------------------------------------------------------------- ---------------------------
          From July 1, 2001 through July 31, 2001                                       $23,140,000
         --------------------------------------------------------------------- ---------------------------
          From August 1, 2001 through August 31, 2001                                   $22,540,000
         --------------------------------------------------------------------- ---------------------------
          From September 1, 2001 through September 30, 2001                             $21,940,000
         --------------------------------------------------------------------- ---------------------------
          From October 2, 2001 through October 31, 2001                                 $21,240,000
         --------------------------------------------------------------------- ---------------------------
          From November 1, 2001 through November 30, 2001                               $20,440,000
         --------------------------------------------------------------------- ---------------------------
          From December 1, 2001 through December 31, 2001                               $19,640,000
         --------------------------------------------------------------------- ---------------------------
          On and after January 4, 2002                                                  $   -0-    "
         --------------------------------------------------------------------- ---------------------------

5. AMENDMENT TO SECTION 1.2. SECTION 1.2 of the Agreement is amended by changing the Expiration Date from June 30, 2002 to January 4, 2002.

6. AMENDMENT TO SECTION 1.4(c). SECTION 1.4(c) of the Agreement is amended to read as follows:

         "(c) The Bank and Borrower expect that a portion of the money needed to repay the principal balance of advances so that such balance at no time exceeds the reducing Commitment will come from the refinancing of ATM machines and copy machines. Except as provided in SECTION 8.6(f) of the Agreement, all proceeds from any such refinancing will be applied to repay the principal of outstanding advances."

7. AMENDMENT TO SECTION 1.4(d). SECTION 1.4(d) of the Agreement is amended to read as follows:

         "Borrower shall pay the principal balance of the advances in full on or before the Expiration Date."

8. AMENDMENT TO SECTION 1.4(e). SECTION 1.4(e) of the Agreement is amended to read as follows:

         "The Borrower may prepay the advances in full or in part at any time."

9. CHANGE IN APPLICABLE MARGIN. SECTION 1.5 of the Agreement is amended to read as follows:



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



         "1.5 APPLICABLE MARGIN. The Applicable Margin shall be the .50% for advances or Portions bearing interest based upon the Bank's Prime Rate and 3.00% for advances or Portions bearing interest based upon IBOR or LIBOR."

10. AMENDMENT TO SECTION 1.6(b). SECTION 1.6(b) of the Agreement is amended by reducing the maximum amount of standby letters of credit permitted to be outstanding at any one time from $3,000,000 to $1,400,000.

11. AMENDMENT TO SECTION 2.1. SECTION 2.1 of the Agreement is amended by deleting the words "although the Applicable Margin can be charged pursuant to
SECTION 1.5."

12. AMENDMENT TO SECTION 4.1. SUBSECTIONS 4.1(a) AND 4.1(b) of the Agreement are each amended by deleting the language: "excluding ATM machines". SUBSECTION 4.1(d) of the Agreement is amended by deleting the language:
"excluding general intangibles relating to ATM machines". SUBSECTION 4.1(e) of the Agreement is amended by deleting the language: "excluding contract rights relating to ATM machines". SUBSECTION 4.1(f) of the Agreement is amended to read: "100% of the shares of stock or other equity interests in TRM Copy Centers (USA) Corporation and 100% of the shares of stock or other equity interests in TRM ATM Corporation and 65% of the shares of stock or other equity interests in TRM ATM (UK) Ltd.

13. AMENDMENT TO SECTION 4.2. SECTION 4.2 of the Agreement is amended by adding TRM ATM Corporation as a corporation whose machinery and equipment, inventory, receivables, general intangibles and contract rights (as further defined in a security agreement to be executed by it) will be security for Borrower's obligations to the Bank under the Agreement.

    Notwithstanding the foregoing however, Bank will not receive a security interest in "Pool Assets" or "ATM Fees" as those terms are defined in that Loan and Servicing Agreement dated as of March 17, 2000 among TRM Inventory Funding Trust, TRM ATM Corporation, Autobahn Funding Company LLC, DG Bank Deutsche Genossenschaftsbank AG and Keybank National Association.

14. AMENDMENT TO SECTION 4.3. SECTION 4.3 of the Agreement is amended by adding TRM ATM Corporation to the list of Guarantors required to guarantee the obligations of Borrower to Bank.

15. AMENDMENT TO SECTION 6.3. SECTION 6.3 of the Agreement is amended by adding to the security agreements required, the Security Agreement of TRM ATM Corporation.

16. AMENDMENT TO SECTION 6.6. SECTION 6.6 of the Agreement is amended by adding the Guarantee of TRM ATM Corporation to the list of Guaranties required.

17. AMENDMENT TO SECTION 7.17(f). SECTION 7.17(f) is amended to read as follows:

         "(f) security interests in ATM machines or other equipment if and only if such security interests were in existence prior to the date of this Amendment and were Permitted Liens at the time they came into existence."

18. AMENDMENT TO SECTION 7.17(g). SECTION 7.17(g) is amended to read as follows:

         "(g) security interests in ATM machines or other equipment to secure indebtedness specifically permitted by SECTIONS 8.6(e) or 8.6(f)."

19. AMENDMENT TO SECTION 8.1. SECTION 8.1 of the Agreement is amended to read as follows:

         "8.1 USE OF PROCEEDS. To use the proceeds of the credit only to finance working capital of Borrower and other general corporate purposes of Borrower, Guarantors and Material Foreign Subsidiaries. None of such proceeds shall be used to finance IATMGLOBAL.NET or its subsidiaries."

20. AMENDMENT TO SECTION 8.2(b). SECTION 8.2(b) of the Agreement is amended to read as follows:

         "(b) Within 30 days of the period's end, the Borrower's monthly financial statements, certified and dated by an authorized financial officer of the Borrower. The statements shall be prepared by Borrower on a consolidated basis (excluding iATMglobal.net and its subsidiaries), with consolidating financial statements included for information purposes only. In addition, promptly after delivery of such statements to Bank, Borrower will cause its chief financial officer to meet with Bank to discuss such statements."

21. AMENDMENT TO SECTION 8.3. SECTION 8.3 of the Agreement is amended to read as follows:

    "8.3 MONTHLY EBITDA REQUIREMENT. To maintain and have Consolidated EBITDA for each calendar month as shown below:

               --------------------------------------- ----------------------------------------------
               MONTH                                   REQUIRED EBITDA
               --------------------------------------- ----------------------------------------------
               January, 2001                           $478,394
               --------------------------------------- ----------------------------------------------
               February, 2001                          $693,909
               --------------------------------------- ----------------------------------------------
               March, 2001                             $1,113,303
               --------------------------------------- ----------------------------------------------
               April, 2001                             $881,135
               --------------------------------------- ----------------------------------------------
               May, 2001                               $796,921
               --------------------------------------- ----------------------------------------------
               June, 2001                              $991,120
               --------------------------------------- ----------------------------------------------
               July, 2001                              $664,863
               --------------------------------------- ----------------------------------------------
               August, 2001                            $652,395
               --------------------------------------- ----------------------------------------------
               September, 2001                         $853,646
               --------------------------------------- ----------------------------------------------
               October, 2001                           $1,015,292
               --------------------------------------- ----------------------------------------------
               November, 2001                          $960,378
               --------------------------------------- ----------------------------------------------
               December, 2001                          $926,370
               --------------------------------------- ----------------------------------------------

         provided, however, that this covenant shall not be violated unless the required EBITDA is not achieved for two consecutive months. `Consolidated EBITDA' as used in this

         Amendment shall mean for Borrower and its direct and indirect subsidiaries (excluding iATMglobal.net and its subsidiary), on a consolidated basis, the sum of net income before taxes, plus interest expense, plus depreciation, depletion, amortization and other non-cash charges."

22. AMENDMENT TO SECTION 8.4 SECTION 8.4 of the Agreement is amended to read as follows:

         "To maintain and have cumulative Consolidated EBITDA for the portion of calendar 2001 ending at each of the following dates:

               ------------------------------------------------- ---------------------------------
               DATE                                              REQUIRED EBITDA
               ------------------------------------------------- ---------------------------------
               March 31, 2001                                    $  2,590,354
               ------------------------------------------------- ---------------------------------
               June 30, 2001                                     $  5,615,420
               ------------------------------------------------- ---------------------------------
               September 30, 2001                                $  8,075,077
               ------------------------------------------------- ---------------------------------
               December 31, 2001                                 $11,364,755"
               ------------------------------------------------- ---------------------------------

23. DELETION OF SECTION 8.5. SECTION 8.5 of the Agreement is deleted.

24. AMENDMENTS TO SECTION 8.6(e). SECTION 8.6(e) is amended to read:

         "(e) refinancing existing ATM machines or existing copy machines to provide funds required to make principal payments to Bank; provided that the proceeds of such financing are so used."

25. AMENDMENT TO SECTION 8.6(f). SECTION 8.6(f) is amended to read:

         "8.6(f) entering into a capital lease to obtain funds to pay the remainder of the purchase price of Konica copy machines and to provide funds required to make principal payments to Bank; provided that the proceeds of such capital lease are so used."

26. AMENDMENT TO SECTION 8.9. SECTION 8.9 of the Agreement is amended to read as follows:

         "8.9 DIVIDENDS; STOCK REPURCHASES. Not to declare or pay any dividends on any of its common or preferred shares of stock except dividends payable in shares of such stock of the Borrower, and not to repurchase or redeem any of its common or preferred shares of stock. However, notwithstanding the foregoing prohibition, Borrower may, so long as no Event of Default has occurred and is continuing, purchase shares of its common stock from departing employees of Borrower so long as the total of such purchases does not exceed $100,000 during any fiscal year of Borrower."

27. DELETION OF SECTIONS 8.11(f) AND 8.11(g). SECTIONS 8.11(f) AND 8.11(g) of the Agreement are deleted; provided, that investments by Borrower in iATMglobal.net and its subsidiaries existing on the date of this Amendment shall be permitted and may remain outstanding.

28. FEE FOR THIS AMENDMENT. Borrower shall pay Bank a fee of $47,000.00 upon the execution of this Amendment.

29. NO FURTHER AMENDMENT. Except as expressly modified by this Amendment, the Third Amended and Restated Business Loan Agreement shall remain unmodified and in full force and effect, and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, the Borrower expressly reaffirms and ratifies its obligations to pay or reimburse the Bank on request for all reasonable expenses, including legal fees, actually incurred by Bank in connection with the preparation of this Amendment, any other amendment documents and the closing of the transactions contemplated hereby and thereby.

30. MISCELLANEOUS.

         (a) ENTIRE AGREEMENT. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

         (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

         (c) GOVERNING LAW. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

         (d)  CERTAIN AGREEMENTS NOT ENFORCEABLE.

              UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

This Agreement is executed as of the date stated at the top of the first page.


BANK OF AMERICA, N.A.                  TRM CORPORATION


By:  /s/ Eric Eidler                    By:  /s/ Daniel L. Spalding
   -----------------------------           -----------------------------------
Typed Name:  Eric Eidler                Typed Name:  Daniel L. Spalding
           ---------------------                   ---------------------------
Title:  Vice President                  Title:  Vice President Finance
      --------------------------             ---------------------------------
                                                Chief Financial Officer

Address where notices to the Bank       Address for Notices:
are to be sent:

Oregon Commercial Banking #4614         5208 NE 122nd Avenue
PO Box 6400                             Portland, OR  97230-1074
Portland, OR  97228


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